UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2021

Superior Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 2900

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 28, 2021, SESI, L.L.C. (“Borrower”), SESI Holdings, Inc. (“Former Parent”), and the subsidiary guarantors party thereto entered into a waiver to the Credit Agreement, dated as of February 2, 2021 (as amended by that certain First Amendment and Waiver to Credit Agreement, dated as of May 13, 2021, the “Credit Agreement”), by and among Borrower, Former Parent, the subsidiary guarantors, JPMorgan Chase Bank, N.A., as administrative agent and lender, and certain other financial institutions and other parties thereto as lenders (the “Waiver to Credit Agreement”) to (i) extend the deadline under the Credit Agreement for the delivery of Superior Energy Services, Inc.’s consolidated unaudited financial statements for the quarter ended March 31, 2021 and the calendar months ending April 30, 2021 and May 31, 2021 to July 15, 2021 and (ii) agree that until the unaudited financial statements and a revised borrowing base certificate in connection therewith are delivered, the lenders will not be required to make any advances requested by Borrower.

The foregoing description of the Waiver to Credit Agreement is a summary only and is qualified in its entirety by reference to the Waiver to Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered sales of equity securities.

The information set forth in Item 5.02 of this Current Report on Form 8-K under “Restricted Stock Grants” is incorporated into this Item 3.02 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2021 Management Incentive Plan

On June 1, 2021, the Company’s board of directors (the “Board”) and the Compensation Committee of the Board (the “Committee”) approved and adopted the Company’s 2021 Management Incentive Plan (the “Incentive Plan”), which provides for the grant of share-based and cash-based awards and, in connection therewith, the issuance from time to time of up to 1,999,869 shares of the Company’s Class B common stock, par value $0.01 per share (“Class B common stock”).

The foregoing description of the Incentive Plan is a summary only and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Restricted Stock Grants

On June 1, 2021, the Board and the Committee approved the forms of restricted stock award agreements for (i) employee participants (the “Employee Restricted Stock Award Agreement”), a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference, and (ii) non-employee directors (the “Director Restricted Stock Award Agreement”), a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 1, 2021, the Board and the Committee approved, pursuant to the applicable Employee Restricted Stock Award Agreements and Director Restricted Stock Award Agreements, the issuance (without giving effect to tax withholding) of 113,840 restricted shares of Class B common stock under the Incentive Plan to certain of the Company’s non-employee directors and officers, including 33,519 and 12,649 shares to Michael Y. McGovern, the Company’s executive chairman of the Board, and James W. Spexarth, the Company’s interim chief financial officer and chief accounting officer, respectively (the “Restricted Stock Grants”). The Restricted Stock Grants will vest over a period of three years, subject to earlier vesting and forfeiture on terms and conditions set forth in the applicable award agreement. The issuance of the restricted Class B common stock pursuant to the applicable Employee Restricted Stock Award Agreements and Director Restricted Stock Award Agreements under the Incentive Plan is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Waiver to Credit Agreement by and among SESI, L.L.C., SESI Holdings, Inc., the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent and lender, and certain other financial institutions and other parties thereto as lenders

10.2	2021 Management Incentive Plan

10.3	Form of Employee Restricted Stock Award Agreement

10.4	Form of Director Restricted Stock Award Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superior Energy Services, Inc.

Date: June 4, 2021	By:	/s/ Blaine D. Edwards
Blaine D. Edwards
Vice President and General Counsel